================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): DECEMBER 15, 1997


                           DAYTON SUPERIOR CORPORATION
             (Exact name of registrant as specified in its charter)

      OHIO                         1-11781                       31-0676346
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

721 RICHARD STREET, MIAMISBURG, OHIO                               45342
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (937) 866-0711

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

================================================================================

Item 5.   Other Events
-------   ------------

         On December 15, 1997, Dayton Superior Corporation (the "Company") issued the press release attached hereto as Exhibit 20.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DAYTON SUPERIOR CORPORATION


December 15, 1997                    By: /s/ JOHN A. CICCARELLI
                                         -------------------------------------
                                         John A. Ciccarelli
                                         President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                            Description
-----------                            -----------

(20)                OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

             20.1 Press Release issued by Dayton Superior Corporation on December 15, 1997